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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) [ ]

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

     A NATIONAL BANKING ASSOCIATION                        31-0838515
                                                       (I.R.S. EMPLOYER
                                                     IDENTIFICATION NUMBER)

      100 EAST BROAD STREET, COLUMBUS, OHIO              43271-0181
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
                                1 BANK ONE PLAZA
                             CHICAGO, ILLINOIS 60670
          ATTN: SANDRA L. CARUBA, FIRST VICE PRESIDENT, (312) 336-9436
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              TECH DATA CORPORATION
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                 FLORIDA                                   59-1578329
     (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)

              5350 TECH DATA DRIVE
               CLEARWATER, FLORIDA                          33760
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                 DEBT SECURITIES
                         (TITLE OF INDENTURE SECURITIES)

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ITEM 1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
                  TRUSTEE:

                  (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of Currency, Washington, D.C.;
                  Federal Deposit Insurance Corporation,
                  Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C.

                  (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                  POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE
                  TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS
                  STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificate of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.


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                  7.  A copy of the latest report of condition of the
                      trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 14th day of December, 2001.

                      BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION,
                      TRUSTEE



                      BY  /S/SANDRA L. CARUBA
                           SANDRA L. CARUBA
                           FIRST VICE PRESIDENT

*EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-4 OF U S WEST COMMUNICATIONS, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-32124).
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                                  EXHIBIT 6

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                               December 14, 2001

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Tech Data Corporation and Bank One Trust Company, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION



                                    BY:    /S/SANDRA L. CARUBA
                                            SANDRA L. CARUBA
                                            FIRST VICE PRESIDENT